Exhibit 99.1

Endo Pharmaceuticals

CSFB Health Care Conference

November 17, 2005

Forward-Looking Statements

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company’s possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company’s pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company’s ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company’s branded and generic products, and in connection with the Company’s acquisition of rights to intellectual property assets; market acceptance of the Company’s future products; government regulation of the pharmaceutical industry; the Company’s dependence on a small number of products; the Company’s dependence on outside manufacturers for the manufacture of its products; the Company’s dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company’s use of narcotics in most of its core products; the Company’s exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company’s ability to protect its proprietary technology; the Company’s ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company’s products and products in development; the availability of third-party reimbursement for the Company’s products; the Company’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, in Endo’s Registration Statement on Form S-3 dated October 17, 2001, in Endo’s Registration Statement on Form S-3 filed with the SEC on July 1, 2003, in Endo’s Registration Statement on Form S-3 filed with the SEC on April 30, 2004, as amended, and in Endo’s Registration Statement on Form S-3 filed with the SEC on September 2, 2005, as amended. Readers should evaluate any statement in light of these important factors.

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© 2005 Endo Pharmaceuticals

1

Profile

Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas Well-developed commercial capability:

Portfolio of branded prescription products including Lidoderm® and Percocet® Launches of Frova®, DepoDur® and generic oxycodone ER ongoing

Promising pipeline, with eight mid- to late-stage products

Recent positive Phase III results on Oxymorphone ER and IR

Strong cash flow and no debt

Experienced and incentivized management team

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© 2005 Endo Pharmaceuticals

2

Pain Market: Large, Attractive Opportunity

Rx Pain Market: $19 Billion in ‘04

Growth Drivers Changing attitudes toward pain management Aging population

An estimated 50 million Americans suffer from chronic pain

Increase in number of surgical procedures/chronic pain conditions Introduction of new forms of pain medications

5-Year $ CAGR: Opioid 20% Non-Opioid 14% $6.3B $12.6B

Non-Opioid

Opioid

Data for 12 mos. ended 12/31/04

Source: IMS Sales Perspectives, 12/04

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© 2005 Endo Pharmaceuticals

3

Lidoderm® Product Profile

Topical patch launched in 1999

Covered by five Orange Book-listed patents through 2015

First FDA-approved drug for the treatment of the pain of post-herpetic neuralgia, a form of neuropathic pain Provides analgesia (without anesthesia) directly to the affected nerves

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© 2005 Endo Pharmaceuticals

4

Lidoderm® Net Sales

($ in millions) $450 $400 $350 $300 $250 $200 $150 $100 $50 $0 $83 $178 $309 $400

‘02-’04 CAGR 93%

2002 2003 2004 2005*

*Represents high end of company guidance of $390-$400 million

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© 2005 Endo Pharmaceuticals

5

Lidoderm® Future Growth Drivers

Goal is to explore possible utility in other neuropathic and chronic pain segments

Neuropathic Pain Market in 2004(1)

Other Neuropathies: Peripheral Diabetic AIDS

Cancer Trauma

PHN

(1)	Source: IMS NDTI, Full-year 2004

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© 2005 Endo Pharmaceuticals

6

Generic Product Strategy

Selective focus on:

Niche therapeutic areas Difficult-to-develop generics

Internally developed proprietary sustained-release technology AB-rated MS Contin, OxyContin generics

Current marketed portfolio substantially consists of:

Oxycodone ER (launched June 2005) Endocet® Morphine Sulfate ER

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© 2005 Endo Pharmaceuticals

7

Substantial Pipeline Opportunities

Filed Status

Oxymorphone ER (1) and IR Complete response to approvable letters expected to be filed by early 2006

In Development

Frova® (MRM indication) (2) Rapinyl™ (3) Topical ketoprofen patch (3) Propofol IDD-D™ (2) Lidoderm® (other indications) LidoPAIN® BP (2) Transdermal sufentanil patch (3) CHRONOGESIC™ (2)

(1)	Co-developed
(2)	Licensed marketing rights
(3)	Licensed marketing and development rights

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© 2005 Endo Pharmaceuticals

8

Oxymorphone ER / IR

Description / Indications: Oral oxymorphone hydrochloride in extended (ER)

and immediate (IR) release formulations

Intended to treat moderate-to-severe pain

IR a complementary treatment to ER for

breakthrough pain

Market Need Addressed: Will compete in $4.2 billion strong opioid market

We believe that oxymorphone ER will provide

equivalent analgesia with only half the milligram

dosage of OxyContin

Possible twice-daily dosing

Status: FDA “Approvable Letters” received 10/03

Positive results in Phase III trials for ER and IR

conducted with FDA agreed-upon endpoints

ER results:

SPA trial results announced 08/05 Additional trial results announced 10/05

IR SPA results received 09/05

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© 2005 Endo Pharmaceuticals

Oxymorphone ER Development Program

FDA has accepted one clinical trial as pivotal proof of efficacy Conducted two additional clinical trials in order to file at least one additional pivotal trial

12-week double-blinded, placebo-controlled trial in chronic low back pain patients

One trial (under SPA) in opioid-naïve patients One trial in opioid-experienced patients

Both trials achieved primary endpoint – change in average pain intensity from baseline vs. placebo (p<0.0001) Both trials met all of their secondary endpoints

Expect to file complete response with the FDA in early 2006

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© 2005 Endo Pharmaceuticals

Oxymorphone ER / IR Clinical Trials

Extensive program in over 3,000 subjects, including 15 Phase II/III studies

Primary Outcome

Indication Comparator p<0.05

Chronic Low Back Pain (SPA) Placebo

Chronic Low Back Pain Placebo

Post-Surgical Pain Placebo

Osteoarthritis Pain Oxycodone ER and Placebo

Chronic Low Back Pain Oxycodone ER and Placebo

Osteoarthritis Pain Placebo

Cancer Pain Morphine Sulfate ER, Oxycodone ER

Cancer Pain Morphine Sulfate ER —

Cancer Pain Oxycodone ER

Post-Surgical Pain (SPA) Oxycodone IR and Placebo

Post-Surgical Pain Oxycodone IR and Placebo

Post-Surgical Pain Oxycodone IR and Placebo

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© 2005 Endo Pharmaceuticals

Frova® Clinical Development in MRM

Vernalis plc completed one double-blind, placebo-controlled study in

Menstrually Related Migraine (“MRM”) prophylaxis; three-way crossover design; 579 patients randomized

Drug taken for six days, starting two days prior to onset of expected MRM headache

Primary endpoint, reduction in the incidence of MRM headache during the six-day period (both statistical and clinical significance achieved) p < 0.0001 (vs. placebo)

Treatment with Frova also achieved secondary endpoints of reduction in severity and duration of MRM headache

Results published in July 2004 Neurology

Confirmatory Phase III study, being conducted by Vernalis, initiated in October 2004 (enrollment complete) Expect to file sNDA in first half of 2006

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© 2005 Endo Pharmaceuticals

Rapinyl™

Description / Indication:

Oral, fast-dissolving sublingual fentanyl tablet Intended for the treatment of breakthrough pain

Expected to compete with Actiq and OraVescent Fentanyl

Exclusive North American marketing and development rights licensed from Orexo AB

Market Need Addressed:

Intended to compete in the market for treatments of breakthrough pain Anticipated benefits include:

Fast onset of action

Enhanced absorption characteristics Added convenience

Status:

Expect to commence Phase III clinical trials in 2005

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© 2005 Endo Pharmaceuticals

Topical Ketoprofen Patch

Description / Indications:

- Topical patch intended for localized treatment of acute pain associated with soft-tissue injuries:
  - Tendonitis
  - Joint Sprains and Strains
- Licensed marketing and development rights from ProEthic in March 2005

Market Need Addressed:

- Ketoprofen (NSAID) currently only available in the U.S. in oral form
- Will compete in the ~$2.5 billion soft-tissue injury market primarily consisting of NSAIDs and COX-IIs
- Anticipated benefits include:
  - Bypassing the bloodstream
  - Local / targeted pain control
  - Once-daily dosing

Status:

- Two placebo-controlled studies completed in Europe
- Marketing application under review in Europe
- Expect to enter Phase III trials in U.S. in first half of 2006

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ENDO PHARMACEUTICALS

14

© 2005 Endo Pharmaceuticals

Key Milestones

Building a solid platform for sustainable growth:

Successful Paragraph IV challenge and launch of oxycodone ER Recently announced positive Phase III results for Oxymorphone ER/IR Strengthened R&D pipeline by in-licensing marketing rights to:

Topical ketoprofen patch, transdermal sufentanil patch, Rapinyl™

Expected:

Initiate Phase III trials for Rapinyl™ 2005

File complete response on Oxymorphone ER / IR Early 2006

File sNDA for Frova® in MRM 1st Half 2006

Initiate Phase III trials for topical ketoprofen patch 1st Half 2006

Launch of Oxymorphone ER / IR 2nd Half 2006

Advancement of pipeline Ongoing

Acquire / in-license opportunities in pain and complementary areas such as neurology, perioperative care and supportive care oncology Ongoing

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© 2005 Endo Pharmaceuticals

Summary

Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas Well-developed commercial capability:

Portfolio of branded prescription products including Lidoderm® and Percocet® Launches of Frova®, DepoDur™ and generic oxycodone ER ongoing

Promising pipeline, with 8 mid- to late-stage products

Recent positive Phase III results on Oxymorphone ER and IR

Strong cash flow and no debt

Experienced and incentivized management team

See the Possibilities™

© 2005 Endo Pharmaceuticals

See the Possibilities

Endo Pharmaceuticals

Nasdaq: ENDP

November 17, 2005